                                                                    Exhibit 10.6

                            PACIFIC CONTINENTAL BANK
                              EMPLOYMENT AGREEMENT

         THIS EMPLOYMENT AGREEMENT ("Agreement"), signed as of April 24, 2001 (the "Effective Date"), is entered into between PACIFIC CONTINENTAL BANK
      --------------
("Bank"), PACIFIC CONTINENTAL CORPORATION ("Corporation") and J. BRUCE RIDDLE
  ----                                      -----------
("Executive").
  ---------

                                    RECITALS
                                    --------

A. Executive currently serves as President and Chief Executive Officer of the Bank and Corporation.

B. Corporation and Bank desire Executive to continue his employment at the Bank and Corporation under the terms and conditions of this Agreement.

C. Executive desires to continue his employment at the Bank and Corporation under the terms and conditions of this Agreement.

D. This Agreement supercedes any and all other severance or similar agreements that may currently be in effect for Executive with either the Bank or the Corporation.

                                    AGREEMENT
                                    ---------

     In consideration of the promises set forth in this Agreement, the parties agree as follows.

1. Employment. The Bank and Corporation agree to employ Executive, and Executive accepts employment by the Bank and Corporation on the terms and conditions set forth in this Agreement. Executive's title will be President and Chief Executive Officer of both the Bank and Corporation. During the Term of this Agreement, Executive will serve as a director of both the Bank and Corporation.

2.   Term. The term of this Agreement ("Term") is three years. Notwithstanding
                                        ----
     any termination or expiration of this Agreement, so long as Executive is employed by the Corporation or any of its subsidiaries, the provisions of
     Section 10 shall survive until such time as the Corporation's Board of Directors specifically terminates Section 10.

3. Duties. The Bank and Corporation will employ Executive as its President and Chief Executive Officer. Executive will faithfully and diligently perform his assigned duties, which are as follows:

     a.   Bank Performance. Executive will be responsible for all aspects of the
          ----------------
          Bank's performance, including without limitation, directing that daily operational and managerial matters are performed in a manner consistent with Corporation's and the Bank's policies.

     b.   Development and Preservation of Business. Executive will be
          ----------------------------------------
          responsible for the development and preservation of banking relationships and other business development efforts (including appropriate civic and community activities) in the Bank's market area.


     c.   Report to Board. Executive will report directly to the Bank's and the
           --------------
          Corporation's boards of directors.

4. Extent of Services. Executive will devote all of his working time, attention and skill to the duties and responsibilities set forth in Section
     3. To the extent that such activities do not interfere with his duties under Section 3, Executive may participate in other businesses as a passive investor, but (a) Executive may not actively participate in the operation or management of those businesses, and (b) Executive may not, without the Bank's or the Corporation's prior written consent, make or maintain any investment in a business with which the Bank and/or Corporation has an existing competitive or commercial relationship.

5. Salary. In addition to normal fees as a member of the Boards of Directors of the Bank and the Corporation, Executive will initially receive an annual base salary of $222,500, to be paid in accordance with the Bank's regular payroll schedule. Subsequent salary increases are subject to the Bank's and Corporation's annual review of Executive's compensation and performance.

6. Incentive Compensation. Each year during the Term, the Bank's board of directors will determine the amount of bonus to be paid by the Bank to Executive for that year. Such bonus shall be determined in accordance with the Bank's 401(k)/bonus formula, as such formula is in effect as of the date of this Agreement and as it may be modified with Executive's prior approval. This bonus will be paid to Executive no later than January 31 of the year following the year in which the bonus is earned by Executive.

7. Income Deferral. Executive will be eligible to participate in any program available to the Bank's and Corporation's senior management for income deferral, for the purpose of deferring receipt of any or all of the compensation he may become entitled to under this Agreement.

8.   Vacation and Benefits.

     a.   Vacation and Holidays. Executive will receive six (6) weeks of paid
          -------- --- --------
          vacation each year. Each year, Executive may carry over up to three
          (3) weeks of unused vacation to the following year. Any unused vacation time in excess of three (3) weeks will not accumulate or carry over from one calendar year to the next.

     b.   Benefits. Executive will be entitled to participate in any group life
          --------
          insurance, disability, health and accident insurance plans, profit sharing and pension plans and in other employee fringe benefit programs the Bank or Corporation may have in effect from time to time for its similarly situated employees, in accordance with and subject to any policies adopted by the Bank's or Corporation's board of directors with respect to the plans or programs, including without limitation, any incentive or employee stock option plan, deferred compensation plan, 401(k) plan (including matching or profit plan), and Supplemental Executive Retirement Plan
          (SERP). Neither the Bank nor Corporation through this Agreement obligates itself to make any particular benefits available to its employees. During the Term and consistent with past practice, Executive will also receive (1) the use of a Bank automobile, (2) an annual membership at the Downtown Athletic Club or a comparable health club, and (3) payment of his annual dues at the Eugene Country Club.

     c.   Business Expenses. The Bank will reimburse Executive for ordinary and
          -----------------
          necessary expenses which are consistent with past practice at the Bank (including, without limitation, travel, entertainment, and similar expenses) and which are incurred in performing and promoting the Bank's business. Executive will present on a monthly basis itemized accounts of these expenses, subject to any limits of Bank policy or the rules and regulations of the Internal Revenue Service.

9.   Termination of Employment.

     a.   Termination By Bank for Cause. If, during the Term, the Bank
          -----------------------------
          terminates Executive's employment for Cause (defined below), the Bank will pay Executive the salary earned and expenses reimbursable under this Agreement incurred through the date of his termination. Executive will have no right to receive compensation or other benefits for any period after termination under this Section 9.

     b.   Other Termination By Bank. If, during the Term, the Bank terminates
          -------------------------
          Executive's employment without Cause, or Executive terminates his employment for Good Reason (defined below), the Bank will pay Executive the compensation (including the bonus described in Section
          6) and other benefits he would have been entitled to if his employment had not terminated (the "Termination Payment"), for a period of twelve
                                   -------------------
          months. In the event of a termination related to a Change in Control pursuant to Section 10, the provisions of Section 10 shall supersede this section.

     c.   Death or Disability. This Agreement terminates (1) if Executive dies
          -------------------
          or (2) if Executive is unable to perform his duties and obligations under this Agreement for a period of 90 days as a result of a physical or mental disability (such inability being, a "Disability"), unless
                                                         ----------
          with reasonable accommodation Executive could continue to perform his duties under this Agreement and making these accommodations would not pose an undue hardship on the Bank. If termination occurs under this
          Section 9(c), Executive or his estate will be entitled to receive all compensation and benefits earned and expenses reimbursable through the date Executive's employment terminated.

     d.   Return of Bank Property. If and when Executive ceases, for any reason,
          -----------------------
          to be employed by the Bank or the Corporation, Executive must return to the Bank all keys, pass cards, identification cards and any other property of the Bank or Corporation. At the same time, Executive also must return to the Bank all originals and copies (whether in hard copy, electronic or other form) of any documents, drawings, notes, memoranda, designs, devices, diskettes, tapes, manuals, and specifications which constitute proprietary information or material of the Bank or Corporation. The obligations in this paragraph include the return of documents and other materials which may be in his desk at work, in his car, in place of residence, or in any other location under his control.

     e.   Cause. "Cause" means any one or more of the following:
          -----

          (1) Willful misfeasance or gross negligence in the performance of Executive's duties;

          (2)  Conviction of a crime in connection with his duties; or

          (3) Conduct demonstrably and significantly harmful to the Bank, as reasonably determined on the advice of legal counsel by the Bank's board of directors.


     f.   Good Reason. "Good Reason" means only any one or more of the
          -----------
          following:


          (1) Reduction of Executive's salary or reduction or elimination of any significant compensation or benefit plan benefiting Executive, unless the reduction or elimination is generally applicable to substantially all Bank employees (or employees of a successor or controlling entity of the Bank) formerly benefited;

          (2) The assignment to Executive without his consent of any authority or duties materially inconsistent with Executive's position as of the date of this Agreement; or

          (3) A relocation or transfer of Executive's principal place of employment that would require Executive to commute on a regular basis more than 50 miles each way from his present place of employment.

     g.   Change in Control. "Change in Control" means a change "in the
          -----------------
          ownership or effective control" or "in the ownership of a substantial portion of the assets" of the Bank, within the meaning of section 280G of the Internal Revenue Code.

10.  Payment Related to a Change in Control.

     a.   Payment Triggers Upon the occurrence of any of the following, each of
          ----------------
          which is a "Triggering Event," Executive will be entitled to receive
                      ----------------
          the payment and benefits described in Section 10(b):

          (1) A Change in Control of the Bank and/or the Corporation is consummated while Executive is employed by the Bank, and Executive is not offered a Comparable Position (as defined below) with the acquiring company;

          (2) Within one year after accepting a Comparable Position with the acquiring company, Executive's employment ceases for any reason other than termination for Cause; or

          (3) The Bank terminates Executive's employment without Cause or Executive resigns for Good Reason, and within one year thereafter the Bank and/or the Corporation enters into an agreement for a Change in Control or any party announces or is required by law to announce a prospective Change in Control of the Bank and/or the Corporation.

          (4)  A "Comparable Position" means the position of CEO of the
                  -------------------
               acquiring company, on financial terms in the aggregate no less favorable than this Agreement.


     b.   Payment Amount. If a Triggering Event occurs, the Bank will pay
          --------------
          Executive, upon the closing of the Change in Control or termination of Executive's employment, whichever is applicable, a single payment in an amount equal to two and one-half (2.5) times the highest compensation (as reportable on Executive's IRS W-2 form) received by Executive from the Bank and/or the Corporation during any of the most recent three (3) calendar years ending before, or simultaneously with, the date on which the Change in Control occurs or the termination of Executive's employment, as applicable, less the amount of any
                                                 ----
          Termination Payments that may have been paid to Executive pursuant to
          Section 9(b). If Executive's employment is terminated pursuant to
          Section 10(a), the Bank will also maintain and provide for one-year following Executive's termination or the closing of the Change in Control, whichever is later, at no cost to Executive, the benefits described in Section 8(b) to which Executive is entitled (determined as of the day before the date of such termination); but if Executive's participation in any such benefit is thereafter barred or not feasible, or discontinued or materially reduced, the Bank will arrange to provide Executive with either benefits substantially similar to those benefits or a cash payment of substantially similar value in lieu of the benefits.


     c.   Limitations on Payments Related to Change in Control. The following
          ----------------------------------------------------
          apply notwithstanding any other provision of this Agreement:

          (1) If the total of the payments and benefits described in Section 10(b) will be an amount that would cause them to be a "parachute payment" within the meaning of Section 280G(b)(2)(A) of the Internal Revenue Code (a "Parachute Payment Amount"), then such payment(s) shall
                        ------------------------
               be reduced so that the total amount thereof is $1 less than the Parachute Payment Amount; and

          (2) Executive's right to receive the payments and benefits described in Section 10(b) terminates immediately if before the Change in Control transaction closes, Executive terminates his employment without Good Reason or the Bank terminates Executive's employment for Cause.

     d.   Survival. The provisions of this Section 10 will survive any
          --------
          termination or expiration of this Agreement until such time as the Corporation's Board of Directors specifically terminates this Section 10.

11. Confidentiality. Executive will not, after the date this Agreement is signed, including during and after its Term, use for his own purposes or disclose to any other person or entity any confidential business information concerning the Bank or Corporation or their business operations, unless (1) the Bank or Corporation consents to the use or disclosure of their respective confidential information; (2) the use or disclosure is consistent with Executive's duties under this Agreement or
     (3) disclosure is required by law or court order. For purposes of this Agreement, confidential business information includes, without limitation, trade secrets, various confidential information concerning all aspects of current and future operations, nonpublic information on investment management practices, marketing plans, pricing structure and technology of either the Bank or Corporation. Executive will also treat the terms of this Agreement as confidential business information.


12. Nonsolicitation. For two years after Executive's employment under this Agreement terminates, Executive will not, directly or indirectly, persuade or entice, or attempt to persuade or entice, (i) any employee of the Bank or Corporation to terminate his/her employment with the Bank or Corporation, or (ii) any customer of the Bank or Corporation to terminate his/her relationship with the Bank or Corporation or to otherwise direct any portion of his/her business away from the Bank or Corporation.

13.  Enforcement.

     a. The Bank and Executive stipulate that, in light of all of the facts and circumstances of the relationship between Executive and the Bank, the agreements referred to in Sections 11 and 12 are fair and reasonably necessary for the protection of the Bank's and Corporation's confidential information, goodwill and other protectable interests. If a court of competent jurisdiction should decline to enforce any of those covenants and agreements, Executive and the Bank request the court to reform these provisions to restrict Executive's use of confidential information and Executive's ability to solicit employees to the maximum extent, in time and scope, the court finds enforceable.

     b. Executive acknowledges the Bank and Corporation will suffer immediate and irreparable harm that will not be compensable by damages alone if Executive repudiates or breaches any of the provisions of Sections 11 or 12 or threatens or attempts to do so. For this reason, under these circumstances, the Bank, in addition to and without limitation of any other rights, remedies or damages available to it at law or in equity, will be entitled to obtain temporary, preliminary and permanent injunctions in order to prevent or restrain the breach, and the Bank will not be required to post a bond as a condition for the granting of this relief.

14. Covenants. Executive specifically acknowledges the receipt of adequate consideration for the covenants contained in Sections 11 and 12 and that the Bank is entitled to require him to comply with these Sections. These Sections will survive termination of this Agreement.

15.  Arbitration.

     a.   Arbitration. At either party's request, the parties must submit any
          -----------
          dispute, controversy or claim arising out of or in connection with, or relating to, this Agreement or any breach or alleged breach of this Agreement, to arbitration under the American Arbitration Association's rules then in effect (or under any other form of arbitration mutually acceptable to the parties). A single arbitrator agreed on by the parties will conduct the arbitration. If the parties cannot agree on a single arbitrator, each party must select one arbitrator and those two arbitrators will select a third arbitrator. This third arbitrator will hear the dispute. The arbitrator's decision is final (except as otherwise specifically provided by law) and binds the parties, and either party may request any court having jurisdiction to enter a judgment and to enforce the arbitrator's decision. The arbitrator will provide the parties with a written decision naming the substantially prevailing party in the action. This prevailing party is entitled to reimbursement from the other party for its costs and expenses, including reasonable attorneys' fees.

     b.   Governing Law. All proceedings will be held at a place designated by
          -------------
          the arbitrator in Lane County, Oregon.

     c.   Exception to Arbitration. Notwithstanding the above, if Executive
          ------------------------
          violates Section 11 or 12, the Bank and/or Corporation will have the right to initiate the court proceedings described in Section 13b), in lieu of an arbitration proceeding under this Section 15.

16.  Miscellaneous Provisions.

     a.   Entire Agreement. This Agreement constitutes the entire understanding
          ----------------
          and agreement between the parties concerning its subject matter and supersedes all prior agreements, correspondence, representations, or understandings between the parties relating to its subject matter.

     b.   Binding Effect. This Agreement will bind and inure to the benefit of
          --------------
          the Bank's, Corporation's and Executive's heirs, legal representatives, successors and assigns.

     c.   Litigation Expenses. If either party successfully seeks to enforce any
          -------------------
          provision of this Agreement or to collect any amount claimed to be due under it, this party will be entitled to reimbursement from the other party for any and all of its out-of pocket expenses and costs including, without limitation, reasonable attorneys' fees and costs incurred in connection with the enforcement or collection.

     d.   Waiver. Any waiver by a party of its rights under this Agreement must
          ------
          be written and signed by the party waiving its rights. A party's waiver of the other party's breach of any provision of this Agreement will not operate as a waiver of any other breach by the breaching party.

     e.   Assignment. The services to be rendered by Executive under this
          ----------
          Agreement are unique and personal. Accordingly, Executive may not assign any of his rights or duties under this Agreement.

     f.   Amendment. This Agreement may be modified only through a written
          ---------
          instrument signed by both parties.

     g.   Severability. The provisions of this Agreement are severable. The
          ------------
          invalidity of any provision will not affect the validity of other provisions of this Agreement.

     h.   Governing Law and Venue. This Agreement will be governed by and
          -----------------------
          construed in accordance with Oregon law, except to the extent that certain matters may be governed by federal law. The parties must bring any legal proceeding arising out of this Agreement in Lane County, Oregon.

     i.   Counterparts. This Agreement may be executed in one or more
          ------------
          counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same document.




                      [signatures appear on following page]

Signed as of: April 24, 2001:


                                     EXECUTIVE:

                                       /s/  J. Bruce Riddle
                                     -------------------------------------------
                                     J. Bruce Riddle

                                     PACIFIC CONTINENTAL BANK:



                                     By    /s/  Robert Ballin
                                       -----------------------------------------
                                     Robert Ballin
                                       Its:  Chairman of the Board



                                     PACIFIC CONTINENTAL CORPORATION


                                     By  /s/  Robert Ballin
                                       -----------------------------------------
                                     Robert Ballin
                                       Its:  Chairman of the Board

                            PACIFIC CONTINENTAL BANK
                              EMPLOYMENT AGREEMENT

     THIS EMPLOYMENT AGREEMENT ("Agreement"), signed as of April 24, 2001 (the "Effective Date"), is entered into between PACIFIC CONTINENTAL BANK ("Bank"),
 --------------                                                       ----
PACIFIC CONTINENTAL CORPORATION ("Corporation") and HAL M. BROWN ("Executive").
                                  -----------                      ---------

                                    RECITALS
                                    --------

A. Executive currently serves as Executive Vice President and Chief Operating Officer of the Bank and Vice President and Secretary of the Corporation.

B. Corporation and Bank desire Executive to continue his employment at the Bank and Corporation under the terms and conditions of this Agreement.

C. Executive desires to continue his employment at the Bank and Corporation under the terms and conditions of this Agreement.

D. This Agreement supercedes any and all other severance or similar agreements that may currently be in effect for Executive with either the Bank or the Corporation.

                                    AGREEMENT
                                    ---------

     In consideration of the promises set forth in this Agreement, the parties agree as follows.

1. Employment. The Bank and Corporation agree to employ Executive, and Executive accepts employment by the Bank and Corporation on the terms and conditions set forth in this Agreement. Executive's title will be Executive Vice President and Chief Operating Officer of the Bank and Vice President and Secretary of the Corporation.

2.   Term. The term of this Agreement ("Term") is three years. Notwithstanding
                                        ----
     any termination or expiration of this Agreement, so long as Executive is employed by the Corporation or any of its subsidiaries, the provisions of
     Section 10 shall survive until such time as the Corporation's Board of Directors specifically terminates Section 10.

3. Duties. The Bank will employ Executive as its Executive Vice President and Chief Operating Officer. The Corporation will employ Executive as its Vice President and Secretary of the Corporation. Executive will faithfully and diligently perform the duties assigned to him from time to time by the Bank's and the Corporation's President. These duties will include, without limitation, the following:

     a. As a member of the Bank's and Corporation's senior management, the Executive will participate in the planning and strategic direction of the organizations. Executive will be responsible for the operating divisions of the company including information systems, personnel, bank operations, financial reporting, and risk management.

     b.   Development and Preservation of Business. Executive will be
          ----------------------------------------
          responsible for the development and preservation of banking relationships and other business development efforts (including appropriate civic and community activities) in the Bank's market area.

     c.   Report to President. Executive will report directly to the Bank's and
          -------------------
          the Corporation's President.

4. Extent of Services. Executive will devote all of his working time, attention and skill to the duties and responsibilities set forth in Section
     3. To the extent that such activities do not interfere with his duties under Section 3, Executive may participate in other businesses as a passive investor, but (a) Executive may not actively participate in the operation or management of those businesses, and (b) Executive may not, without the Bank's or the Corporation's prior written consent, make or maintain any investment in a business with which the Bank and/or Corporation has an existing competitive or commercial relationship.

5. Salary. Executive will initially receive an annual base salary of $131,250, to be paid in accordance with the Bank's regular payroll schedule. Subsequent salary increases are subject to the Bank's and Corporation's annual review of Executive's compensation and performance.

6. Incentive Compensation. Each year during the Term, the Bank's board of directors will determine the amount of bonus to be paid by the Bank to Executive for that year. Such bonus shall be determined in accordance with the Bank's 401(k)/bonus formula, as such formula is in effect as of the date of this Agreement and as it may be modified with Executive's prior approval. This bonus will be paid to Executive no later than January 31 of the year following the year in which the bonus is earned by Executive.

7. Income Deferral. Executive will be eligible to participate in any program available to the Bank's and Corporation's senior management for income deferral, for the purpose of deferring receipt of any or all of the compensation he may become entitled to under this Agreement.

8.   Vacation and Benefits.

     a.   Vacation and Holidays. Executive will receive five (5) weeks of paid
          ---------------------
          vacation each year. Each year, Executive may carry over up to two (2) weeks of unused vacation to the following year. Any unused vacation time in excess of two (2) weeks will not accumulate or carry over from one calendar year to the next.

     b.   Benefits. Executive will be entitled to participate in any group life
          --------
          insurance, disability, health and accident insurance plans, profit sharing and pension plans and in other employee fringe benefit programs the Bank or Corporation may have in effect from time to time for its similarly situated employees, in accordance with and subject to any policies adopted by the Bank's or Corporation's board of directors with respect to the plans or programs, including without limitation, any incentive or employee stock option plan, deferred compensation plan, 401(k) plan (including matching or profit plan), and Supplemental Executive Retirement Plan (SERP). Neither the Bank nor Corporation through this Agreement obligates itself to make any particular benefits available to its employees. During the Term and consistent with past practice, Executive will also receive (1) the use of a Bank automobile, (2) an annual membership at the Downtown Athletic Club or a comparable health club.

     c.   Business Expenses. The Bank will reimburse Executive for ordinary and
          -----------------
          necessary expenses which are consistent with past practice at the Bank (including, without limitation, travel, entertainment, and similar expenses) and which are incurred in performing and promoting the Bank's business. Executive will present on a monthly basis itemized accounts of these expenses, subject to any limits of Bank policy or the rules and regulations of the Internal Revenue Service.

9.   Termination of Employment.

     a.   Termination By Bank for Cause. If, during the Term, the Bank
          -----------------------------
          terminates Executive's employment for Cause (defined below), the Bank will pay Executive the salary earned and expenses reimbursable under this Agreement incurred through the date of his termination. Executive will have no right to receive compensation or other benefits for any period after termination under this Section 9.

     b.   Other Termination By Bank. If, during the Term, the Bank terminates
          -------------------------
          Executive's employment without Cause, or Executive terminates his employment for Good Reason (defined below), the Bank will pay Executive the compensation (including the bonus described in Section
          6) and other benefits he would have been entitled to if his employment had not terminated (the "Termination Payment"), for a period of twelve
                                   -------------------
          months. In the event of a termination related to a Change in Control pursuant to Section 10, the provisions of Section 10 shall supersede this section.

     c.   Death or Disability. This Agreement terminates (1) if Executive dies
          -------------------
          or (2) if Executive is unable to perform his duties and obligations under this Agreement for a period of 90 days as a result of a physical or mental disability (such inability being, a "Disability"), unless
                                                         ----------
          with reasonable accommodation Executive could continue to perform his duties under this Agreement and making these accommodations would not pose an undue hardship on the Bank. If termination occurs under this
          Section 9(c), Executive or his estate will be entitled to receive all compensation and benefits earned and expenses reimbursable through the date Executive's employment terminated.

     d.   Return of Bank Property. If and when Executive ceases, for any reason,
          -----------------------
          to be employed by the Bank or the Corporation, Executive must return to the Bank all keys, pass cards, identification cards and any other property of the Bank or Corporation. At the same time, Executive also must return to the Bank all originals and copies (whether in hard copy, electronic or other form) of any documents, drawings, notes, memoranda, designs, devices, diskettes, tapes, manuals, and specifications which constitute proprietary information or material of the Bank or Corporation. The obligations in this paragraph include the return of documents and other materials which may be in his desk at work, in his car, in place of residence, or in any other location under his control.

     e.   Cause. "Cause" means any one or more of the following:
          -----

          (1) Willful misfeasance or gross negligence in the performance of Executive's duties;

          (2)  Conviction of a crime in connection with his duties; or

          (3) Conduct demonstrably and significantly harmful to the Bank, as reasonably determined on the advice of legal counsel by the Bank's board of directors.

     f.   Good Reason. "Good Reason" means only any one or more of the
          -----------
          following:

          (1) Reduction of Executive's salary or reduction or elimination of any significant compensation or benefit plan benefiting Executive, unless the reduction or elimination is generally applicable to substantially all Bank employees (or employees of a successor or controlling entity of the Bank) formerly benefited;

          (2) The assignment to Executive without his consent of any authority or duties materially inconsistent with Executive's position as of the date of this Agreement; or

          (3) A relocation or transfer of Executive's principal place of employment that would require Executive to commute on a regular basis more than 50 miles each way from his present place of employment.

     g.   Change in Control. "Change in Control" means a change "in the
          -----------------
          ownership or effective control" or "in the ownership of a substantial portion of the assets" of the Bank, within the meaning of section 280G of the Internal Revenue Code.

10.  Payment Related to a Change in Control.

     a.   Payment Triggers Upon the occurrence of any of the following, each of
          ----------------
          which is a "Triggering Event," Executive will be entitled to receive
                      ----------------
          the payment and benefits described in Section 10(b):

          (1) A Change in Control of the Bank and/or the Corporation is consummated while Executive is employed by the Bank, and Executive is not offered a Comparable Position (as defined below) with the acquiring company;

          (2) Within one year after accepting a Comparable Position with the acquiring company, Executive's employment ceases for any reason other than termination for Cause; or

          (3) The Bank terminates Executive's employment without Cause or Executive resigns for Good Reason, and within one year thereafter the Bank and/or the Corporation enters into an agreement for a Change in Control or any party announces or is required by law to announce a prospective Change in Control of the Bank and/or the Corporation.

          (4)  A "Comparable Position" means the position of CFO of the
                  -------------------
               acquiring company, on financial terms in the aggregate no less favorable than this Agreement.

     b.   Payment Amount. If a Triggering Event occurs, the Bank will pay
          --------------
          Executive, upon the closing of the Change in Control or termination of Executive's employment, whichever is applicable, a single payment in an amount equal to two (2) times the highest compensation (as reportable on Executive's IRS W-2 form) received by Executive from the Bank and/or the Corporation during any of the most recent three (3) calendar years ending before, or simultaneously with, the date on which the Change in Control occurs or the termination of Executive's employment, as applicable, less the amount of any Termination Payments
                                     ----
          that may have been paid to Executive pursuant to Section 9(b). If Executive's employment is terminated pursuant to Section 10(a), the Bank will also maintain and provide for one-year following Executive's termination or the closing of the Change in Control, whichever is later, at no cost to Executive, the benefits described in Section 8(b) to which Executive is entitled (determined as of the day before the date of such termination); but if Executive's participation in any such benefit is thereafter barred or not feasible, or discontinued or materially reduced, the Bank will arrange to provide Executive with either benefits substantially similar to those benefits or a cash payment of substantially similar value in lieu of the benefits.

     c.   Limitations on Payments Related to Change in Control. The following
          ----------------------------------------------------
          apply notwithstanding any other provision of this Agreement:

          (1) If the total of the payments and benefits described in Section 10(b) will be an amount that would cause them to be a "parachute payment" within the meaning of Section 280G(b)(2)(A) of the Internal Revenue Code (a "Parachute Payment Amount"), then such
                                         ------------------------
               payment(s) shall be reduced so that the total amount thereof is $1 less than the Parachute Payment Amount; and

          (2) Executive's right to receive the payments and benefits described in Section 10(b) terminates immediately if before the Change in Control transaction closes, Executive terminates his employment without Good Reason or the Bank terminates Executive's employment for Cause.

     d.   Survival. The provisions of this Section 10 will survive any
          --------
          termination or expiration of this Agreement until such time as the Corporation's Board of Directors specifically terminates this
          Section 10.

11. Confidentiality. Executive will not, after the date this Agreement is signed, including during and after its Term, use for his own purposes or disclose to any other person or entity any confidential business information concerning the Bank or Corporation or their business operations, unless (1) the Bank or Corporation consents to the use or disclosure of their respective confidential information; (2) the use or disclosure is consistent with Executive's duties under this Agreement or
     (3) disclosure is required by law or court order. For purposes of this Agreement, confidential business information includes, without limitation, trade secrets, various confidential information concerning all aspects of current and future operations, nonpublic information on investment management practices, marketing plans, pricing structure and technology of either the Bank or Corporation. Executive will also treat the terms of this Agreement as confidential business information.

12. Nonsolicitation. For two years after Executive's employment under this Agreement terminates, Executive will not, directly or indirectly, persuade or entice, or attempt to persuade or entice, (i) any employee of the Bank or Corporation to terminate his/her employment with the Bank or Corporation, or (ii) any customer of the Bank or Corporation to terminate his/her relationship with the Bank or Corporation or to otherwise direct any portion of his/her business away from the Bank or Corporation.

13.  Enforcement.

     a. The Bank and Executive stipulate that, in light of all of the facts and circumstances of the relationship between Executive and the Bank, the agreements referred to in Sections 11 and 12 are fair and reasonably necessary for the protection of the Bank's and Corporation's confidential information, goodwill and other protectable interests. If a court of competent jurisdiction should decline to enforce any of those covenants and agreements, Executive and the Bank request the court to reform these provisions to restrict Executive's use of confidential information and Executive's ability to solicit employees to the maximum extent, in time and scope, the court finds enforceable.

     b. Executive acknowledges the Bank and Corporation will suffer immediate and irreparable harm that will not be compensable by damages alone if Executive repudiates or breaches any of the provisions of Sections 11 or 12 or threatens or attempts to do so. For this reason, under these circumstances, the Bank, in addition to and without limitation of any other rights, remedies or damages available to it at law or in equity, will be entitled to obtain temporary, preliminary and permanent injunctions in order to prevent or restrain the breach, and the Bank will not be required to post a bond as a condition for the granting of this relief.

14. Covenants. Executive specifically acknowledges the receipt of adequate consideration for the covenants contained in Sections 11 and 12 and that the Bank is entitled to require him to comply with these Sections. These Sections will survive termination of this Agreement.

15.  Arbitration.

     a.   Arbitration. At either party's request, the parties must submit any
          -----------
          dispute, controversy or claim arising out of or in connection with, or relating to, this Agreement or any breach or alleged breach of this Agreement, to arbitration under the American Arbitration Association's rules then in effect (or under any other form of arbitration mutually acceptable to the parties). A single arbitrator agreed on by the parties will conduct the arbitration. If the parties cannot agree on a single arbitrator, each party must select one arbitrator and those two arbitrators will select a third arbitrator. This third arbitrator will hear the dispute. The arbitrator's decision is final (except as otherwise specifically provided by law) and binds the parties, and either party may request any court having jurisdiction to enter a judgment and to enforce the arbitrator's decision. The arbitrator will provide the parties with a written decision naming the substantially prevailing party in the action. This prevailing party is entitled to reimbursement from the other party for its costs and expenses, including reasonable attorneys' fees.

     b.   Governing Law. All proceedings will be held at a place designated by
          -------------
          the arbitrator in Lane County, Oregon.

     c.   Exception to Arbitration. Notwithstanding the above, if Executive
          ------------------------
          violates Section 11 or 12, the Bank and/or Corporation will have the right to initiate the court proceedings described in Section 13b), in lieu of an arbitration proceeding under this Section 15.

16.  Miscellaneous Provisions.

     a.   Entire Agreement. This Agreement constitutes the entire understanding
          ----------------
          and agreement between the parties concerning its subject matter and supersedes all prior agreements, correspondence, representations, or understandings between the parties relating to its subject matter.

     b.   Binding Effect. This Agreement will bind and inure to the benefit of
          --------------
          the Bank's, Corporation's and Executive's heirs, legal representatives, successors and assigns.

     c.   Litigation Expenses. If either party successfully seeks to enforce any
          -------------------
          provision of this Agreement or to collect any amount claimed to be due under it, this party will be entitled to reimbursement from the other party for any and all of its out-of-pocket expenses and costs including, without limitation, reasonable attorneys' fees and costs incurred in connection with the enforcement or collection.

     d.   Waiver. Any waiver by a party of its rights under this Agreement must
          ------
          be written and signed by the party waiving its rights. A party's waiver of the other party's breach of any provision of this Agreement will not operate as a waiver of any other breach by the breaching party.

     e.   Assignment. The services to be rendered by Executive under this
          ----------
          Agreement are unique and personal. Accordingly, Executive may not assign any of his rights or duties under this Agreement.

     f.   Amendment. This Agreement may be modified only through a written
          ---------
          instrument signed by both parties.

     g.   Severability. The provisions of this Agreement are severable. The
          ------------
          invalidity of any provision will not affect the validity of other provisions of this Agreement.

     h.   Governing Law and Venue. This Agreement will be governed by and
          -----------------------
          construed in accordance with Oregon law, except to the extent that certain matters may be governed by federal law. The parties must bring any legal proceeding arising out of this Agreement in Lane County, Oregon.

     i.   Counterparts. This Agreement may be executed in one or more
          ------------
          counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same document.


                      [signatures appear on following page]

Signed as of April 24, 2001:

                                EXECUTIVE:

                                  /s/ Hal Brown
                                ------------------------------------------------
                                Hal M. Brown

                                PACIFIC CONTINENTAL BANK:

                                By    /s/ Robert Ballin
                                   ---------------------------------------------
                                Robert Ballin
                                   Its:  Chairman of the Board

                                PACIFIC CONTINENTAL CORPORATION

                                By    /s/ Robert Ballin
                                   ---------------------------------------------
                                Robert Ballin
                                    Its:  Chairman of the Board